                                                                    EXHIBIT 99.3

                                    FORM OF
                       CONTINGENT VALUE RIGHTS AGREEMENT

          CONTINGENT VALUE RIGHTS AGREEMENT, dated [          ], 2000, between
ELAN CORPORATION, PLC, a public limited company organized under the laws of
Ireland ("Elan"), and [                               ], as Rights Agent (the
          ----
"Rights Agent"), in favor of each person (a "Holder") who from time to time
 ------------                                ------
holds one or more Contingent Value Rights (the "CVRs") to receive cash payments
                                                ----
in the amounts and subject to the terms and conditions set forth herein.  A
registration statement on Form F-4 (No. 333-     ) (the "Registration
                                                         ------------
Statement") with respect to, among other securities, the CVRs, has been prepared
---------
and filed by Elan with the Securities and Exchange Commission (the "Commission")
                                                                    ----------
and has become effective in accordance with the Securities Act of 1933 (the "Act"). This Agreement is entered into in connection with the Agreement and
 ---
Plan of Merger (the "Merger Agreement") dated as of March [  ], 2000, by and
                     ----------------
among Elan, Lithium Acquisition Corp. and The Liposome Company, Inc. ("Liposome"), which sets forth the initial allocation of one CVR to each
  --------
outstanding share of Company Common Stock (as defined in the Merger Agreement) and each share of Company Common Stock subject to issuance under the Company Options (as defined in the Merger Agreement).

          Section 1.  Appointment of Rights Agent.  Elan hereby appoints the
                      ---------------------------
Rights Agent to act as agent for the Holders in accordance with the instructions set forth herein, and the Rights Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

          Section 2.  Certain Definitions.  For purposes of this Agreement,
                      -------------------

          "Deposit Account" means a trust deposit account established by the
           ---------------
Rights Agent for the purpose of holding the Milestone Payments prior to payment by the Rights Agent to the Holders in accordance with the terms hereof.

          "EU Approval" means final approval of a marketing authorization in the
           -----------
European Union of Evacet(TM) by the European Commission, the European Agency for the Evaluation of Medicinal Products or any successor agency (the "EMEA") and
                                                                   ----
the Committee for Proprietary Medicinal Products, so long as such approval:

     (i)  is for a period of at least five years from the date of such approval;

     (ii) is for the treatment of metastatic breast cancer together with cyclophosphamide;
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                                      -2-


     (iii) does not contain any condition, limitation or qualification that, individually or in the aggregate, in the reasonable judgment of Elan consistent with pharmaceutical industry practice, would materially and adversely affect the marketing, sale or licensing of Evacet(TM);

     (iv) does not impose any material limitation on use or contain any labeling or marketing requirement that, individually or in the aggregate, in the reasonable judgment of Elan consistent with pharmaceutical industry practice, would materially and adversely affect the marketing, sale or licensing of Evacet(TM); and

     (v) does not require any further Development Data (as defined in Section 5.1), the results of which, in the reasonable judgment of Elan consistent with pharmaceutical industry practice, could reasonably likely result in Evacet(TM) not continuing to be approved for marketing in the European Union (or, if any further Development Data has been requested, all such requests shall have been satisfied).

          "EU Countries" means Austria, Belgium, Denmark, Finland, France,
           ------------
Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden and the United Kingdom.

          "GAAP" means generally accepted accounting principles as in effect in
           ----
Ireland from time to time.

          "In-Market Sales" means sales by Elan or any of its affiliates,
           ---------------
licensees or other transferees of Evacet(TM) in the EU Countries and Canada to unaffiliated third parties measured in accordance with GAAP, excluding in any event the transfer pricing of Evacet(TM) by Elan to any of its affiliates or licensees.

          "Majority Holders" means, at any time, the Holders of at least a
           ----------------
majority of the then outstanding CVRs.

          "Milestone Date" means any of the Approval Milestone Date, the Revenue
           --------------
Milestone Date and the Sale Milestone Date and any License Milestone Date.

          "Milestone Payment" means any of the Approval Payment, the Revenue
           -----------------
Payment and the Sale Payment and any License Payment.

          "Net Sales" means the sum determined by deducting the following
           ---------
amounts from the aggregate gross In-Market Sales billed with respect to Evacet(TM) by Elan or any of its affiliates or licensees:
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                                      -3-

     (i) trade, quantity or cash discounts, broker's or agent's commissions, if any, allowed or paid; and

     (ii) credits or allowances, if any, given or made on account of price adjustments, returns, bad debts, promotional discounts, rebates and any and all federal, state or local government rebates whether now in existence or subsequently enacted.

          "Required Pricing Licenses" means customary licenses from or
           -------------------------
agreements with each Specified EU Country with respect to the pricing, labelling and marketing of and reimbursement levels (consistent with customary pharmaceutical margins) applicable to Evacet(TM) in such country, each for a period of at least five years from the date of such approval and otherwise satisfactory to Elan in its reasonable judgment consistent with pharmaceutical industry practice.

          "Specified EU Countries" means the following member states of the
           ----------------------
European Union:  Germany and the United Kingdom.

          Section 3.  Form of CVR Certificate.
                      -----------------------

          3.1  The CVRs shall be evidenced by certificates (the "CVR
                                                                 ---
Certificates"), including the form of assignment to be printed on the reverse
------------
thereof, substantially in the form attached hereto as Exhibit A.  The CVR
                                                      ---------
Certificates may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as Elan may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the National Association of Securities Dealers, Inc, or the Nasdaq National Market or such stock exchange on which the CVRs may from time to time be listed, as the case may be.

          3.2 The CVR Certificates shall be executed on behalf of Elan by the manual or facsimile signature of the present or any future President or Vice President of Elan, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of Elan. CVR Certificates shall be dated as of the date of the initial issuance thereof or the date of any subsequent transfer, exchange or assignment, as the case may be.

          Section 4.  Registration and Countersignature.
                      ---------------------------------

          4.1 The Rights Agent shall maintain books for the registration and registration of transfer of the CVR Certificates. The CVR Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. The CVR Certificates shall be so countersigned and delivered by the Rights Agent, regardless of whether
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                                      -4-

the persons whose manual or facsimile signatures appear thereon as proper officers of Elan shall have ceased to be such officers at the time of such countersignature or delivery.

          4.2 Prior to due presentment for registration of transfer of the CVR Certificates, Elan and the Rights Agent may deem and treat the registered Holder thereof as the absolute owner of the CVR Certificates (notwithstanding any notation of ownership or other writing thereon made by anyone other than Elan or the Rights Agent), for the purpose of any Milestone Payment and for all other purposes, and neither Elan nor the Rights Agent shall be affected by any notice to the contrary.

          Section 5.  Payment of CVRs.
                      ---------------

          5.1 Unless this Agreement and the CVRs shall have been earlier terminated as provided herein, the Holders shall be entitled to the following payments, to be paid by the Rights Agent in accordance with the procedures set forth in Section 6.

          (a)  On and after the date (the "Approval Milestone Date") of receipt
                                           -----------------------
on or before March 31, 2001 (the "Approval Milestone") by Elan or one of its
                                  ------------------
subsidiaries of the latest to occur of the following:

     (i)  official notification by the applicable authority of EU Approval; and

     (ii) official notification by the applicable authorities of the issuances of the Required Pricing Licenses,

the Holders will be entitled to a total payment (the "Approval Payment") of
                                                      ----------------
US$54.0 million, less all costs of Elan and its subsidiaries incurred (i) in
                 ----
order to comply with any request by the European Commission, the EMEA or other governing agency on or prior to the date of the EU Approval that it be provided with additional studies, tests, research, procedures or other data ("Development
                                                                     -----------
Data") prior to the issuance of the EU Approval, and (ii) in obtaining the
----
Required Pricing Licenses. Notwithstanding the foregoing, if the Approval Milestone has not occurred on or before March 31, 2001 solely because of the operation of clause (v) of the definition of "EU Approval", then the Approval Milestone shall occur on the date on or before December 31, 2001, on which such condition is satisfied. Elan shall retain the right to make a determination not to proceed with the EU application or with any application for the Required Pricing Licenses with respect to Evacet(TM) based on the reasonable judgment of Elan consistent with pharmaceutical industry practice (based in part upon information received from relevant government authorities) that the cost of pursuing such applications, including the cost of providing any additional Development Data, would exceed US$7.5 million.

          In addition, if (i) the Approval Milestone is not achieved solely because of clause (iii), (iv) or (v) of the definition of the definition of "EU Approval", and (ii) the Reve-
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                                      -5-

nue Milestone (as defined below) is achieved, then the Approval Milestone Payment shall also be due and payable on the Revenue Milestone Date.

          (b) Elan shall provide to the Rights Agent, as soon as is reasonably practicable after the end of each fiscal quarter of Elan prior to the fiscal quarter ended December 31, 2002, a certificate signed by an officer of Elan setting forth the Net Sales for such fiscal quarter. On and after the date (the "Revenue Milestone Date") on which Elan certifies to the Rights Agent that Net
 ----------------------
Sales in any fiscal quarter of Elan ended not later than December 31, 2002, were US$10.5 million or more (calculated on a basis customarily used by Elan in preparing its financial statements for sales other than those denominated in US dollars) (the "Revenue Milestone"), and so long as the Sale Milestone has not
               -----------------
occurred, the Holders will be entitled to a total payment of US$44.0 million, less the amount of all License Payments (the "Revenue Payment").
----                                          ---------------

          (c)  If at any time (a "License Milestone Date") prior to the Revenue
                                  ----------------------
Milestone Date and prior to the date after which the Revenue Milestone Date is incapable of being achieved, Elan licenses its right to market Evacet(TM) in any of France, Germany, Italy, Spain or the United Kingdom, the Holders will be entitled to a payment (a "License Payment") equal to 50% of any up-front or
                          ---------------
deferred fees (to the extent not based on revenue or other contingencies) actually received by Elan in connection with such license.

          (d)  If at any time (the "Sale Milestone Date") prior to any License
                                    -------------------
Milestone Date and the Revenue Milestone Date and prior to the date after which the Revenue Milestone Date is incapable of being achieved, Elan sells for up-front cash, in a single transaction or series of related transactions, all or substantially all of its rights to Evacet(TM) in the EU Countries and Canada (whether achieved by a sale of assets or a sale of all or substantially all of the marketing rights in such countries) (the "Sale Milestone"), the Holders will
                                              --------------
be entitled to a payment (the "Sale Payment") equal to (i) if the Approval
                               ------------
Milestone has occurred, 50% of all amounts greater than US$54.0 million actually received by Elan, or (ii) if the Approval Milestone has not occurred, 50% of all amounts actually received by Elan, in each case up to a maximum amount payable to the Holders of US$44.0 million.

          (e) The Holders of not less than 20% of the CVRs then outstanding may direct the Rights Agent on behalf of the Holders to submit any determination made by Elan pursuant to clause (iii), (iv) or (v) of the definition of "EU Approval" or pursuant to clause (ii) of Section 18 to arbitration in accordance with Section 25.

          (f) The Holders of not less than 20% of the CVRs then outstanding may direct the Rights Agent on behalf of the Holders to challenge the accuracy of any Net Sales certificate provided by Elan pursuant to paragraph (b) of this
Section 5.1, with all costs and expenses (including the reasonable fees and expenses of counsel) of Elan, the Rights Agent and
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                                      -6-

the Holders to be paid by the losing party (i.e., Elan or the Rights Agent on
                                            ---
behalf of the Holders) in any such proceeding.

          5.2 On or as soon as is reasonably practicable after a Milestone Date, but in no event later than ten business days after such Milestone Date, Elan shall deliver a notice to the Rights Agent setting forth the amount of the applicable Milestone Payment or Milestone Payments payable pursuant to this Agreement, and shall also deliver funds equal to such amount to the Rights Agent in accordance with Section 6. In no event shall the total Milestone Payments exceed US$98.0 million. If the Revenue Milestone Date has not occurred for any fiscal quarter ended on or prior to December 31, 2002, Elan shall deliver a certificate signed by an officer of Elan to the Rights Agent to that effect.
All amounts to be paid to the Holders shall be in cash from Elan not derived from Liposome or any of Liposome's subsidiaries. No Holder has any interest in Evacet(TM), and the Holders' sole right to receive property hereunder is the right to receive cash from Elan in accordance with the terms hereof.

          Section 6.  Establishment of Deposit Account; Distribution of
                      -------------------------------------------------
Milestone Payments.
------------------

          (a) On or as soon as is reasonably practicable after a Milestone Date, but in any event no later than ten business days after a Milestone Date (such date, the "Payment Due Date"), Elan shall deliver the applicable Milestone
                 ----------------
Payment or Milestone Payments in cash to the Deposit Agent against the Deposit Agent's written acknowledgment and receipt thereof in the form attached hereto as Exhibit B. If Elan does not deliver any Milestone Payment to the Deposit
   ---------
Agent on or prior to the Payment Due Date, such Milestone Payment will bear interest at the LIBO Rate for the period that most closely approximates the number of days after the Payment Date such Milestone Payment was delivered, and the interest will be added to the related Milestone Payment and distributed to the Holders in the same manner. The Deposit Agent will deposit the applicable Milestone Payment amount into the Deposit Account and hold it until it is paid to the Holders pursuant to the terms of this Agreement.

          (b) As soon as practicable after receipt of a notice by Elan described in Section 5.2 hereof, the Rights Agent shall cause to be delivered to each Holder of record as of the date that is 15 days after the applicable Milestone Date (the "Record Date") cash in an amount equal to the pro rata share
                     -----------                                  --- ----
of the applicable Milestone Payment to which such Holder is entitled under this Agreement. The amount to which any Holder is entitled shall be calculated by dividing the total Milestone Payment by [the number of fully diluted shares at closing], multiplied by the number of CVRs held by such Holder. The sole source of funds for each Milestone Payment shall be the Deposit Account, and the Rights Agent shall have no liability in respect of any deficiency thereof (subject to Section 15).

          (c) The Rights Agent will advise Elan of the number of CVRs outstanding as of the Record Date. Following distribution of any Milestone Payment to the Holders, the Rights Agent shall return to Elan as soon as is practicable the portion of such Milestone Payment remaining, together with a notice that the balance in the Deposit Account has been reduced to zero.

          Section 7.  Application to European Union; Application for Required
                      -------------------------------------------------------
Pricing Licenses.
----------------

          (a) Unless this Agreement and the CVRs shall have earlier terminated as provided herein, and subject to the provisions of Section 5 hereof, from and after the Effective Time (as defined in the Merger Agreement), Elan shall use its reasonable efforts consistent with pharmaceutical industry practice to achieve the Approval Milestone and the Revenue Milestone. In the event of any sale, license or other transfer of any rights to Evacet(TM) in the EU Countries and Canada, Elan agrees to use its reasonable best efforts to obtain the applicable agreement an undertaking by the buyer, licensee or other transferee with respect to the Approval Milestone and/or the Revenue Milestone, as applicable, similar to that set forth in the preceding sentence. All determinations relating to such applications and all actions taken in connection with seeking such approvals shall be in the sole discretion of Elan. The failure to obtain any of such approvals, either at all or on or before a certain date, shall not be deemed a breach by Elan of the provisions hereof.

          (b) Elan agrees not to sell, in a single transaction or series of related transactions, all of its rights to Evacet(TM) in the EU Countries and Canada (whether achieved by a sale of assets or a sale of all or substantially all of the marketing rights in such countries) at any time prior to the Approval Milestone Date and prior to the date after which the Approval Milestone Date is incapable of being achieved.

          Section 8.  Payment of Taxes.  Elan will pay all documentary stamp
                      ----------------
taxes attributable to the original issuance of the CVRs; provided, however, that
                                                         --------  -------
Elan shall not be required to pay any tax which may be payable in respect of any transfer and delivery of CVR Certificates.

          Section 9.  Mutilated or Missing Certificates.  In case any CVR
                      ---------------------------------
Certificate shall be mutilated, lost, stolen or destroyed, Elan may in its sole discretion issue, and the Rights Agent may countersign and deliver in exchange and substitution for and upon cancellation of the mutilated CVR Certificate, or in lieu of a substitution for the lost, stolen or destroyed CVR Certificate, a new CVR Certificate of like tenor and evidencing the number of CVRs evidenced by the CVR Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Rights Agent of such mutilation, loss, theft or destruction of such CVR Certificate and indemnity, if requested, also satisfactory to it. Applicants for such substitute CVR Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as Elan or the Rights Agent may prescribe. Any such new CVR Certificate shall constitute an original contractual obligation of Elan, whether or not the allegedly mutilated, lost, stolen or destroyed CVR Certificate shall be at any time enforceable by anyone.

          Section 10. Transfer and Registration of CVRs; Listing on Securities
                      --------------------------------------------------------
Exchange.
--------

          10.1 The CVRs and any interest therein may be sold, assigned, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, only in accordance with Section 11 hereof and in compliance with applicable United States federal and state securities laws and the terms and conditions hereof.

          10.2 The CVRs have been registered pursuant to the Registration Statement under the Act. Elan covenants and agrees:

          (a) to prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective through the final Milestone Date or until such time as the CVRs terminate in accordance with the terms hereof and to use its reasonable best efforts to keep such Registration Statement effective during such period;

          (b) to use its reasonable best efforts to register or qualify the CVRs under the securities or Blue Sky laws of each jurisdiction in which such registration or qualification is necessary; and

          (c) to pay all expenses incurred by it in complying with this Section 10.2, including, without limitation, (i) all registration and filing fees, (ii) all printing expenses, (iii) all fees and disbursements of counsel and independent public accountants for Elan, (iv) all Blue Sky fees and expenses (including fees and expenses of counsel in connection with any Blue Sky surveys), and (v) the entire expense of any special audits incident to or required by any such registration.

          10.3 Elan will use its reasonable best efforts to obtain approval for quotation of the CVRs on the Nasdaq National Market or for listing on the American Stock Exchange and will use its reasonable best efforts to maintain such approval for so long as any CVRs remain outstanding. Any such quotation will be at Elan's expense.

          Section 11.  Exchange, Transfer or Assignment of CVRs.
                       ----------------------------------------

          11.1 CVRs may be exchanged or transferred, at the option of the Holder, upon surrender of CVR Certificates to the Rights Agent for other CVR Certificates of different denominations, entitling the Holder or Holders thereof to receive in the aggregate the same total Milestone Payments. Subject to the preceding sentence, a CVR Certificate may be divided or combined with other CVR Certificates that carry the same rights upon presentation thereof at the office of the Rights Agent, together with written notice specifying the names and denominations in which new CVR Certificates are to be issued and signed by the holder thereof.

          11.2 CVRs may be assigned or transferred, at the option of the Holder, upon surrender of CVR Certificates to the Rights Agent, accompanied (if so required by Elan or the Rights Agent) by a written instrument or instruments of transfer in form satisfactory to Elan and the Rights Agent, duly executed by the registered holder or by a duly authorized representative or attorney, such signature to be guaranteed by a commercial bank or trust company having an office in the United States, by a broker or dealer that is a member of the National Association of Securities Dealers, Inc. or by a member of a national securities exchange. Upon any such registration of transfer, a new CVR Certificate shall be issued to the transferee and the surrendered CVR Certificate shall be canceled by the Rights Agent. CVR Certificates so canceled shall be delivered by the Rights Agent to Elan from time to time or otherwise disposed of by the Rights Agent in a manner satisfactory to Elan.

          11.3 Any transfer, exchange or assignment of CVRs shall be without charge (other than the cost of any transfer tax) to the holder and any new CVR Certificates issued pursuant to this Section 11 shall be dated the date of such transfer, exchange or assignment.

          Section 12.  Rights of CVR Certificate Holder.  The Holder of any CVR
                       --------------------------------
Certificate or CVR, shall not, by virtue thereof, be entitled to any rights of a stockholder of Elan, either at law or in equity, and the rights of the Holders are limited to those expressed in this Agreement.

          Section 13.  Availability of Information.  Elan will comply with all
                       ---------------------------
applicable periodic public information reporting requirements of the Commission to which it may from time to time be subject. Elan will provide to the Rights Agent all information in connection with this Agreement and the CVRs that the Rights Agent may reasonably request.

          Section 14.  Merger, Consolidation or Change or Name of Rights Agent.
                       -------------------------------------------------------
Any corporation into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent, shall be the successor to the Rights Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, so long as such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 16 hereof. If at the time such successor to the Rights Agent shall succeed to the agency created by this Agreement, and if at that time any of the Certificates shall have been countersigned but not delivered, any such successor to the Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Certificates so countersigned; and in case at that time any of the CVR Certificate shall not have been countersigned, any successor to the Rights Agent may countersign such CVR either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such CVR Certificates shall have the full force and effect provided in the CVR Certificate and in this Agreement.

          If at any time the name of the Rights Agent shall be changed and at such time any of the CVR Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver CVR Certificates so countersigned; and in case at that time any of the CVR Certificates shall not have been countersigned, the Rights Agent may countersign such CVR Certificates either in its prior name or in its changed name; and in all such cases such CVR Certificates shall have the full force and effect provided in the CVR Certificates and in this Agreement.

          Section 15.  Duties of Rights Agent.  The Rights Agent undertakes the
                       ----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which Elan and the Holders, by their acceptance hereof, shall be bound:

          (a) The statements contained herein and in the CVR Certificates shall be taken as statements of Elan, and the Rights Agent assumes no responsibility for the correctness of any of the same except such as describe the Rights Agent or actions taken or to be taken by it. The Rights Agent assumes no responsibility with respect to the delivery of CVRs and the Milestone Payments except as herein otherwise provided.

          (b) The Rights Agent shall not be responsible for any failure of Elan to comply with any of the covenants contained in this Agreement or in the CVR Certificates to be complied with by Elan.

          (c) The Rights Agent may consult at any time with counsel satisfactory to it (who may be counsel for Elan), and the Rights Agent shall incur no liability or responsibility to Elan or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided that the
                                                           --------
Rights Agent shall have exercised reasonable care in the selection and continued employment of such counsel.

          (d) The Rights Agent shall incur no liability or responsibility to Elan or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) Elan agrees (i) to pay to the Rights Agent reasonable compensation for all services rendered by the Rights Agent in the execution of this Agreement, and (ii) to reimburse the Rights Agent for all taxes and governmental charges, reasonable expenses and other charges of any kind and nature incurred by the Rights Agent in the execution of this Agreement (other than taxes measured by the Rights Agent's net income). Elan shall reimburse the Rights Agent for the reasonable costs of any counsel engaged by the Rights Agent for the purposes contemplated by Section 15(c), provided that (x) such
                                                --------
engagement is reasonably necessary in the discharge of the Rights Agent's functions hereunder and relates to matters outside the ordinary course, and (y) the Rights Agent first consults with Elan a reasonable amount of time prior to incurring any such liability. The Rights Agent shall be paid any compensation or reimbursement owed to it directly and shall not disburse from the Deposit Account any such amounts.

          (f) The Majority Holders may direct the Rights Agent to act on behalf of the Holders in enforcing any of their rights hereunder and pursuant to the CVRs. The Rights Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve material expense unless the Holders shall furnish the Rights Agent with reasonable security and indemnity for any costs and expenses which may be incurred, including without limitation any legal costs and expenses for which the Holders may be found liable pursuant to Section 5.1(c). All rights of action under this Agreement or under any of the CVR Certificates may be enforced by the Rights Agent without the possession of any of the CVR Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Rights Agent shall be brought in its name as Rights Agent, and any recovery of judgment shall be for the ratable benefit of the registered Holders, as their respective rights or interests may appear.

          (g) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the CVRs or other securities of Elan or maintain interest in any transaction in which Elan may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any capacity for Elan or for any other legal entity.

          (h) The Rights Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Rights Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

          Section 16.  Change of Rights Agent.
                       ----------------------

          (a) The Rights Agent may resign and be discharged from its duties under this Agreement by giving to Elan notice in writing, and to the Holders notice in writing and sent by the first-class mail, postage prepaid, to each registered Holder at the address appearing in the register maintained by the Rights Agent with respect to the CVRs, specifying a date when such resignation shall take effect, which notice shall be sent at least 30 days prior to the date so specified. If the Rights Agent shall resign or otherwise become incapable of acting, Elan shall appoint a successor to the Rights Agent. If Elan shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then any registered Holder (who shall, with such notice, submit his CVR for inspection by Elan) may apply to any court of competent jurisdiction for the appointment of a successor to the Rights Agent. After appointment the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the former Rights Agent shall deliver and transfer to the successor Rights Agent any funds in the Deposit Account and copies of all books, records, plans and other documents in the former Rights Agent's possession relating to such funds or this Agreement and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this paragraph (a) or paragraph (b) below of this Section 16 or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

          (b) The Majority Holders shall have the right to cause the Rights Agent to be relieved of its duties hereunder and to select a successor Rights Agent, upon the expiration of 30 days following delivery of written notice of substitution to the Rights Agent. Upon selection of such successor Rights Agent, such successor Rights Agent and Elan shall enter into an agreement substantially identical to this Agreement and, thereafter, the former Rights Agent shall be relieved of its duties and obligations to perform hereunder, except that the former Rights Agent shall transfer to the successor Rights Agent upon request therefor any funds in the Deposit Account and copies of all books, records, plans and other documents in the former Rights Agent's possession relating to such funds or this Agreement and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.

          Section 17.  Successors.  All covenants and provisions of this
                       ----------
Agreement by or for the benefit of Elan, the Rights Agent or the Holders shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

           Section 18. Termination.  This Agreement shall terminate on the
                       -----------
earliest to occur of the following events (each, a "Termination Event"):
                                                    -----------------

     (i) a determination by the Committee for Proprietary Medicinal Products (or any successor body) or by the EMEA not to consider, recommend for approval or approve Evacet(TM) for a marketing authorization in the European Community, unless Elan in its sole discretion determines not to appeal, which determination shall be conclusive and not subject to challenge by the Rights Agent or any Holder, or the occurrence of any other event which would make the EU Approval incapable of being granted;

     (ii) issuance by the European Commission, the EMEA, the CPMP or any other multinational or national regulatory body of any adverse findings resulting from ongoing pharmacovigilance or other regulatory monitoring of Evacet(TM) that, individually or in the aggregate, in the reasonable judgment of Elan consistent with pharmaceutical industry practice, would materially and adversely affect the marketing, sale or licensing of Evacet(TM) such that Elan withdraws Evacet(TM) from the market; or

     (iii) March 31, 2003.

           Section 19. Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same agreement.

           Section 20. Headings.  The headings of sections of this Agreement
                       --------
have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

           Section 21. Amendments.  This Agreement may be amended by the written
                       ----------
consent of Elan and the affirmative vote or the written consent of holders holding not less than two-thirds in interest of the then outstanding CVRs; provided, however, that no such modification or amendment to this Agreement may,
--------  -------
without the consent of each Holder affected thereby, change in a manner adverse to the Holders, (a) any provision contained herein with respect to termination of this Agreement or the CVRs, (b) the amount of CVR Consideration to be issued according to the terms of this Agreement to the Holders of the CVRs, or (c) the provisions of this Section 21.

           Notwithstanding the foregoing, Elan and the Rights Agent may from time to time supplement or amend this Agreement, without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any other provision in this Agreement, or to make any other provisions in regard to matters or questions arising under this Agreement which Elan and the Rights Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the CVRs and which shall not adversely affect the interests of the Holders.

          Section 22.  Notices.  Any notice required to be given hereunder shall
                       -------
be sufficient if in writing and sent by facsimile transmission, by courier or other national overnight express mail service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

if to Elan:

     Elan Corporation, plc
     Lincoln House
     Lincoln Place
     Dublin 2, Ireland
     Telecopy: 011-353-1-662-4963
     Attention: Thomas G. Lynch

if to the Rights Agent:

     [        ]

     [        ]

     [        ]

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date of receipt.

          Section 23.  Benefits of This Agreement.  Nothing in this Agreement
                       --------------------------
shall be construed to give to any person or corporation, other than Elan, the Rights Agent and the registered Holders, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Elan, the Rights Agent and the registered Holders.

          Section 24.  Governing Law; Submission to Jurisdiction.  This
                       -----------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

          The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, this Agreement may be brought in the United States District Court for the Southern District of New York or any other New York

State court sitting in New York County, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party in the manner provided for notices in Section 22 shall be deemed effective service of process on such party.

          Section 25.  Binding Arbitration.
                       -------------------

          (a) The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA")
                                                                           ---
in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of Elan and the Rights Agent acting on behalf of the Holders. The arbitration shall be conducted in the County of New York, State of New York, and administered by the AAA's New York office. Notwithstanding any other language contained in this Section 25, the arbitration and this Section 25 shall be governed by the Federal Arbitration Act, 9 U.S.C. (S)(S) 1 et seq. (the "Federal Arbitration Act"). All reasonable costs and expenses (including the
 -----------------------
reasonable fees and expenses of counsel) of Elan, the Rights Agent and the Holders shall be paid by the losing party (i.e., Elan or the Rights Agent on
                                           ---
behalf of the Holders) in any such arbitration. The parties expressly waive all rights whatsoever to file an appeal against or otherwise to challenge any decision by the arbitrators hereunder.

          (b) The arbitration shall be conducted before a Commercial Arbitration Tribunal (the "Tribunal") consisting of three (3) neutral
                           --------
arbitrators selected from the AAA's National Panel of Commercial Arbitrators in accordance with the AAA's Commercial Arbitration Rules, except that no arbitrator shall be appointed to the Tribunal unless, prior to such appointment, his or her name has appeared on a list of potential arbitrators disseminated to the parties by the AAA.

          (c) Notwithstanding the AAA's Commercial Arbitration Rules, the Tribunal shall provide the parties with not less than thirty (30) days' written notice of the commencement of the arbitration hearing. Any adjourned hearing sessions shall be held as soon as practicable on dates agreed to by the Tribunal and the parties; if the parties are unable to agree upon subsequent hearing dates, the Tribunal shall, upon not less than thirty (30) days' written notice to the parties, select such dates. The parties hereby agree to use their best efforts to conduct the arbitration expeditiously.

          (d) The parties agree that irreparable damage would occur in the event of a breach of the terms of this Agreement. Accordingly, it is agreed that, without limiting the rights of the parties to seek any other relief, the parties shall be entitled to seek injunctive or similar equitable relief from the Tribunal, which Tribunal is expressly authorized by this clause to grant such injunctive or similar equitable relief. The parties may seek injunctive or similar equitable relief (and any other relief) in connection with this Agreement only from the Tribunal.

          (e) In addition to the authority conferred on the Tribunal by the rules specified above, the Tribunal shall have the authority to order reasonable discovery, including the deposition of party witnesses and production of documents. The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the parties. All statutes of limitations that would otherwise be applicable shall apply to any arbitration proceeding. Any attorney-client privilege and other protection against disclosure of confidential information, including without limitation any protection afforded the work-product of any attorney, that could otherwise be claimed by any party shall be available to and may be claimed by any such party in any arbitration proceeding. No party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this Agreement. Each party agrees to keep all arbitration proceedings strictly confidential, except for disclosure of information to the parties' legal counsel, financial advisors or auditors or those required by applicable law. The Tribunal shall determine the matters in dispute in accordance with law specified in Section 24.

          (f)  The obligation to arbitrate any dispute arising pursuant to
Section 5.1(c) shall be binding upon the successors and assigns of all of the parties.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

                              ELAN CORPORATION, PLC

                              By:____________________________________
                                 Name:
                                 Title:

                              [               ], as Rights Agent


                              By:____________________________________
                                 Name:
                                 Title: